Exhibit 99.4

Dear Valued Member: I am pleased to tell you about an investment opportunity and, just as importantly, to request your vote. Pursuant to a plan of conversion (the “Plan”), Community Savings Bank will convert from the mutual (meaning no stockholders) to the stock form of ownership. To accomplish the conversion, CSB Financial Inc., a newly formed Maryland corporation that will become the holding company for Community Savings Bank, is conducting an offering of its shares of common stock. Enclosed you will fi nd a Prospectus, Proxy Materials and a Questions and Answers Brochure describing the conversion and stock offering and the Plan. THE PROXY VOTE: As a member of Community Savings Bank, your vote is very important. Although we have received conditional regulatory approval to implement the Plan, we must receive the approval of our members, who are the depositors of Community Savings Bank. NOT VOTING YOUR ENCLOSED PROXY CARD(S) WILL HAVE THE SAME EFFECT AS VOTING “AGAINST” THE PLAN AND “AGAINST” THE CHARITABLE FOUNDATION. Note that you may receive more than one Proxy Card, depending on the ownership structure of your accounts at Community Savings Bank. Please vote all the Proxy Cards you receive! To cast your vote, please sign and date each Proxy Card and return the card(s) in the Proxy Reply Envelope provided. Alternatively, you may vote by telephone or Internet by following the simple instructions on the Proxy Card. OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PLAN OF CONVERSION AND “FOR” THE CHARITABLE FOUNDATION. Please note: • The proceeds resulting from the sale of stock by CSB Financial Inc. will support our business strategy. • There will be no change to account numbers, interest rates or other terms of your deposit accounts or loans at Community Savings Bank. • Deposit accounts will not be converted to stock. Your deposit accounts will continue to be insured by the FDIC, up to the maximum legal limits, without interruption. • You will continue to enjoy the same services with the same board of directors, management and staff. • Voting does not obligate you to purchase shares of common stock in the stock offering. THE STOCK OFFERING: As an eligible depositor of Community Savings Bank, you have non-transferable rights, but no obligation, to purchase shares of common stock during the Subscription Offering before any shares may be offered for sale to the general public. The common stock is being offered for sale at $10.00 per share, and there will be no sales commission charged to purchasers during the stock offering. The enclosed Prospectus describes the stock offering in more detail. Please read the Prospectus carefully before making an investment decision. If you are interested in ordering shares of CSB Financial Inc. common stock, complete the enclosed Stock Order Form and return it with full payment. You may return your stock order form and payment by (1) overnight delivery to the address indicated on the stock order form for this purpose; (2) in-person delivery to Community Savings Bank’s main offi ce located at 503 West Plane Street, Bethel, Ohio; or (3) regular mail using the stock order reply envelope provided. Stock Order Forms and full payment must be received (not postmarked) before 5:00 p.m., Eastern Time, on [subscription end date]. I invite you to consider this opportunity to share in our future as a CSB Financial Inc. stockholder. Thank you for your continued support of Community Savings Bank. Sincerely, John E. Essen President and CEO CSB-M QUESTIONS? Call our Information Center at __________, from 9:00 a.m. to 5:00 p.m., Eastern Time, Monday through Friday, except bank holidays. This letter is neither an offer to sell nor a solicitation of an offer to buy shares of common stock. The offer is made only by the Prospectus when accompanied by a stock order form. The shares of common stock being offered by the Prospectus are not deposits or savings accounts and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Toppan Merrill - CSB Financial Inc. S-1 Marketing Materials ED | 121162 | 11-Mar-26 21:47 | 26-6255-1.ba LT | Sequence: 1 CHKSUM Content: 95427 Layout: 12424 Graphics: 81168 CLEAN JOB: 26-6255-1 CYCLE#;BL#: 6; 0 TRIM: 8.50" x 11.00" AS: New York: 212-620-5600 COLORS: Black, Cyan, Yellow, ~note color GRAPHICS: community_savings_4c_logo.eps

CSB-B Dear Member: Pursuant to a plan of conversion (the “Plan”), Community Savings Bank will convert from the mutual (meaning no stockholders) to the stock form of ownership. To accomplish the conversion, CSB Financial Inc., a newly formed Maryland corporation that will become the holding company for Community Savings Bank, is conducting an offering of its shares of common stock. Enclosed you will fi nd a Prospectus, Proxy Materials and a Questions and Answers Brochure describing the conversion and stock offering and the Plan. We are asking you to help us in this endeavor, by voting to approve our Plan of Conversion. THE PROXY VOTE: OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PLAN AND “FOR” THE CHARITABLE FOUNDATION. Your vote is extremely important for us. Although we have received conditional regulatory approval to implement the Plan, we must receive the approval of our members, who are the depositors of Community Savings Bank. NOT VOTING YOUR ENCLOSED PROXY CARD(S) WILL HAVE THE SAME EFFECT AS VOTING “AGAINST” THE PLAN AND “AGAINST” THE CHARITABLE FOUNDATION. Note that you may receive more than one Proxy Card, depending on the ownership structure of your accounts at Community Savings Bank. Please vote all the Proxy Cards you receive — none are duplicates! To cast your vote, please sign and date each Proxy Card and return the card(s) in the Proxy Reply Envelope provided. Alternatively, you may vote by telephone or Internet by following the simple instructions on the Proxy Card. Please note: • The proceeds resulting from the sale of stock by CSB Financial Inc. will support our business strategy. • There will be no change to account numbers, interest rates or other terms of your deposit accounts or loans at Community Savings Bank. • Deposit accounts will not be converted to stock. Your deposit accounts will continue to be insured by the FDIC, up to the maximum legal limits, without interruption. • You will continue to enjoy the same services with the same board of directors, management and staff. THE STOCK OFFERING: Unfortunately, CSB Financial Inc. is unable to either offer or sell its common stock to you, because the small number of eligible subscribers in your state makes registration or qualifi cation of the common stock under the securities or other laws of your state impractical for reasons of cost or otherwise. Accordingly, this letter and the enclosures should not be considered an offer to sell or a solicitation of an offer to buy the common stock of CSB Financial Inc. Thank you for your continued support as of Community Savings Bank. Sincerely, John E. Essen President and CEO This letter is neither an offer to sell nor a solicitation of an offer to buy shares of common stock. The offer is made only by the Prospectus when accompanied by a stock order form. The shares of common stock being offered by the Prospectus are not deposits or savings accounts and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. QUESTIONS? Call our Information Center at __________, from 9:00 a.m. to 5:00 p.m., Eastern Time, Monday through Friday, except bank holidays. Toppan Merrill - CSB Financial Inc. S-1 Marketing Materials ED | 121162 | 11-Mar-26 21:47 | 26-6255-1.bc LT | Sequence: 1 CHKSUM Content: 3385 Layout: 2531 Graphics: 81168 CLEAN JOB: 26-6255-1 CYCLE#;BL#: 6; 0 TRIM: 8.50" x 11.00" AS: New York: 212-620-5600 COLORS: Black, Cyan, Yellow, ~note color GRAPHICS: community_savings_4c_logo.eps

Dear Friend: I am pleased to tell you about an investment opportunity. CSB Financial Inc., a newly formed Maryland corporation that will become the holding company of Community Savings Bank, is offering shares of its common stock for sale at a price of $10.00 per share. No sales commission will be charged to purchasers during the stock offering. The stock offering is being conducted pursuant to a plan of conversion that provides for the conversion of Community Savings Bank from the mutual (meaning no stockholders) to the stock form of ownership. Our records indicate that you were a depositor of Community Savings Bank as of the close of business on December 31, 2024 or March 31, 2026, whose account(s) was later closed. As such, you have non-transferable rights, but no obligation, to subscribe for shares of common stock during the Subscription Offering before any shares may be offered for sale to the general public. The enclosed Prospectus describes the stock offering in more detail. Please read the Prospectus carefully before making an investment decision. If you are interested in ordering shares of CSB Financial Inc. common stock, complete the enclosed Stock Order Form and return it with full payment. You may return your stock order form and payment by (1) overnight delivery to the address indicated on the stock order form for this purpose; (2) in-person delivery Community Savings Bank’s main offi ce located at 503 West Plane Street, Bethel, Ohio; or (3) regular mail using the stock order reply envelope provided. Stock Order Forms and full payment must be received (not postmarked) before 5:00 p.m., Eastern Time, on [subscription end date]. If you have questions about Community Savings Bank or ordering shares, please refer to the enclosed Prospectus and Questions and Answers Brochure, or call our Stock Information Center at the number shown below. I invite you to consider this opportunity to share in our future as a CSB Financial Inc. stockholder. Sincerely, John E. Essen President and CEO CSB-F QUESTIONS? Call our Information Center at __________, from 9:00 a.m. to 5:00 p.m., Eastern Time, Monday through Friday, except bank holidays. This letter is neither an offer to sell nor a solicitation of an offer to buy shares of common stock. The offer is made only by the Prospectus when accompanied by a stock order form. The shares of common stock being offered by the Prospectus are not deposits or savings accounts and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Toppan Merrill - CSB Financial Inc. S-1 Marketing Materials ED | 121162 | 11-Mar-26 21:47 | 26-6255-1.ca LT | Sequence: 1 CHKSUM Content: 20084 Layout: 42039 Graphics: 81168 CLEAN JOB: 26-6255-1 CYCLE#;BL#: 6; 0 TRIM: 8.50" x 11.00" AS: New York: 212-620-5600 COLORS: Black, Cyan, Yellow, ~note color GRAPHICS: csb_financial_4c_logo.eps

CSB-C Dear Potential Investor: I am pleased to tell you about an investment opportunity. CSB Financial Inc., a newly formed Maryland corporation that will become the holding company of Community Savings Bank, is offering shares of its common stock for sale at a price of $10.00 per share. No sales commission will be charged to purchasers during the stock offering. The stock offering is being conducted pursuant to a plan of conversion that provides for the conversion of Community Savings Bank from the mutual (meaning no stockholders) to the stock form of ownership. Please read the enclosed Prospectus carefully before making an investment decision. If you are interested in ordering shares of CSB Financial Inc. common stock, complete the enclosed Stock Order Form and return it with full payment. You may return your stock order form and payment by (1) overnight delivery to the address indicated on the stock order form for this purpose; (2) in-person delivery to Community Savings Bank’s main offi ce located at 503 West Plane Street, Bethel, Ohio; or (3) regular mail using the stock order reply envelope provided. Stock Order Forms and full payment must be received (not postmarked) before 5:00 p.m., Eastern Time, on [subscription end date]. If you have questions about Community Savings Bank or ordering shares, please refer to the enclosed Prospectus or call our Stock Information Center at the number shown below. I invite you to consider this opportunity to share in our future as a CSB Financial Inc. stockholder. Sincerely, John E. Essen President and CEO QUESTIONS? Call our Information Center at __________, from 9:00 a.m. to 5:00 p.m., Eastern Time, Monday through Friday, except bank holidays. This letter is neither an offer to sell nor a solicitation of an offer to buy shares of common stock. The offer is made only by the Prospectus and when accompanied by a stock order form. These securities are not deposits or savings accounts and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Toppan Merrill - CSB Financial Inc. S-1 Marketing Materials ED | 121162 | 11-Mar-26 21:47 | 26-6255-1.cb LT | Sequence: 1 CHKSUM Content: 82770 Layout: 90249 Graphics: 81168 CLEAN JOB: 26-6255-1 CYCLE#;BL#: 6; 0 TRIM: 8.50" x 11.00" AS: New York: 212-620-5600 COLORS: Black, Cyan, Yellow, ~note color GRAPHICS: csb_financial_4c_logo.eps

CSB-BD Dear Prospective Investor: Performance Trust Capital Partners, LLC has been retained by Community Savings Bank and its proposed holding company, CSB Financial Inc., as marketing agent in connection with the stock offering by CSB Financial Inc. At the request of CSB Financial Inc., we are enclosing a Prospectus and Stock Order Form regarding the offering of shares of CSB Financial Inc. common stock for sale. We encourage you to read the enclosed Prospectus carefully before making an investment decision. If you have questions after reading the enclosed material, please call the Stock Information Center at __________, from 9:00a.m. to 5:00 p.m., Eastern Time, Monday through Friday (excluding bank holidays), to speak witha Performance Trust representative. We have been asked to forward these documents to you in view of certain requirements of the securities laws of your state. This is not a recommendation or solicitation for any action by you with regard to the enclosed material. Sincerely, This letter is neither an offer to sell nor a solicitation of an offer to buy shares of common stock. The offer is made only by the Prospectus when accompanied by a stock order form. The shares of common stock being offered by the Prospectus are not savings accounts or deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Performance Trust Capital Partners is a member of FINRA and SIPC. Toppan Merrill - CSB Financial Inc. S-1 Marketing Materials ED | 121162 | 11-Mar-26 21:47 | 26-6255-1.cc LT | Sequence: 1 CHKSUM Content: 4455 Layout: 16370 Graphics: 7744 CLEAN JOB: 26-6255-1 CYCLE#;BL#: 6; 0 TRIM: 8.50" x 11.00" AS: New York: 212-620-5600 COLORS: , Black, PANTONE 3405 C, PANTONE 655 C, ~note color GRAPHICS: perfor_trust_cap_pms_logo.eps, perfor_trust_cap_pms_logo.eps

S FOLD AND DETACH THE PROXY CARD HERE S FOR AGAINST CSB-PC PROXY CARD SUMMARY MEETING LOGISTICS DATE & TIME PLACE RECORD DATE [meeting date] [meeting time] , Eastern Time. The Special Meeting of Members will be held at Community Savings Bank’s main offi ce,located at 503 West Plane Street, Bethel , Ohio. All Community Savings Bank members as of ______, 2026 are being asked to vote. Your vote is very important. We cannot complete the conversion and stock offering without your approval. Please vote this Proxy Card as soon as possible, whether or not you plan to attend the Special Meeting of Members. You can find voting instructions below. The Board of Directors unanimously recommends a vote “ FOR” approval of the plan of conversion and “FOR” approval of the charitable foundation. Not voting is the equivalent of voting “Against” the plan of conversion and “Against” the charitable foundation.Please vote all cards that you receive. Voting does not require you to purchase shares of CSB Financial Inc. common stock in the stock offering. BY PHONE BY MAIL (844) 254-8899 Use the telephone to vote your proxy. Have your Proxy Card in hand when you access the telephone voting line. You will be prompted to enter your 12-digit control number, located in the shaded box above. Each Proxy Card has a unique control number. Mark, sign and date your Proxy Card and return it in the postage-paid Proxy Reply Envelope provided. BY INTERNET IN PERSON csb .laurelhill.com Use the Internet to vote your proxy. Have your Proxy Card in hand when you access the website. You will be prompted to enter online your 12-digit control number, located in the shaded box above. Each Proxy Card has a unique control number. You can deliver your signed proxy cards to either of Community Savings Bank’s offi cesduring normal bank hours. You can also vote in-person at the Special Meeting of Members. NOT VOTING HAS THE SAME EFFECT AS VOTING “AGAINST” THE PLAN OF CONVERSION AND “AGAINST” THE CHARITABLE FOUNDATION. PLEASE VOTE ALL PROXY CARDS RECEIVED. Signature: ____________________________________________________________ Date: ___________________, 2026 NOTE: Only one signature is required in the case of a joint account. Please sign exactly as your name appears on this proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. Corporations or partnership proxies should be signed by an authorized officer. This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted “FOR” the proposals if signed and dated. If any other business is presented at the Special Meeting of Members or any adjournment thereof, including whether or not to adjourn the Meeting, this proxy will be voted by the board of directors in its best judgment. At the present time, the board of directors knows of no other business to be presented at the Special Meeting. The undersigned acknowledges receipt from Community Savings Bank , before the execution of this proxy, of both Notice of the Special Meeting of Members and a Proxy Statement for the Special Meeting. ✔ 1. The approval of a Plan of Conversion whereby Community Savings Bankwill convert from the mutual form of organization to the stock form of organization and will become the wholly owned subsidiary of a new stock holding company to be known as CSB Financial Inc. , as described in more detail in the accompanying proxy statement. 2. The approval of the establishment and funding of the charitable foundation. Please vote by marking one of the boxes as shown. CONTROL NUMBER REVOCABLE PROXY FOR AGAINST Toppan Merrill - CSB Financial Inc. S-1 Marketing Materials ED | 121162 | 11-Mar-26 21:47 | 26-6255-1.dc PS | Sequence: 1 CHKSUM Content: 73335 Layout: 22422 Graphics: 52488 CLEAN JOB: 26-6255-1 CYCLE#;BL#: 6; 0 TRIM: 8.50" x 11.00" AS: New York: 212-620-5600 COLORS: Black, New Color Swatch, ~note color GRAPHICS: Tickmarkbox_k_icon.eps, Datetime_k_icon.eps, Place_k_icon.eps, Recorddate_k_icon.eps, Phone_k_icon.eps, Mail_k_icon.eps, Internet_k_icon.eps, Place_k_icon.eps

S FOLD AND DETACH THE PROXY CARD HERE S CSB-PC REVOCABLE PROXY COMMUNITY SAVINGS BANK SPECIAL MEETING OF MEMBERS TO BE HELD ON [MEETING DATE] THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF COMMUNITY SAVINGS BANKFOR USE AT A SPECIAL MEETING OF MEMBERS TO BE HELD ON [MEETING DATE] , AND ANY ADJOURNMENTS OR POSTPONEMENTS OF THE SPECIAL MEETING, FOR THE PURPOSES SET FORTH IN THE ACCOMPANYING NOTICE OF SPECIAL MEETING. YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE PLAN OF CONVERSIONAND “FOR” APPROVAL OF THE CHARITABLE FOUNDATION. The above-signed being a member of Community Savings Bankhereby authorizes the full Board of Directors, and each of them, with full powers of substitution, to represent the above-signed at the Special Meeting of Members (the “Meeting”) to be held on [meeting date] , at [meeting time] , Eastern Time, at the main office of Community Savings Bank , located at 503 West Plane Street, Bethel , Ohio, and at any adjournment or postponement of the Meeting, to act with respect to all votes that the undersigned would be entitled to cast if then personally present, as set forth above. Any member giving a proxy may revoke it at any time before it is voted by delivering to the Secretary of Community Savings Bankeither a written revocation of the proxy, by giving a duly executed proxy bearing a later date, by voting via the Internet or telephone at a later date, or by voting in person at the Meeting. (CONTINUED ON REVERSE SIDE) Voting Matters and Board Recommendations The Board of Directors unanimously recommends that you vote as follows: Voting Matters Unanimous Board Recommendation 1. The approval of a Plan of Conversion whereby Community Savings Bankwill convert from the mutual form of organization to the stock form of organization and will become the wholly owned subsidiary of a new stock holding company to be known as CSB Financial Inc. , as described in more detail in the accompanying proxy statement. FOR 2. The approval of the establishment and funding of the charitable foundation. FOR NOT VOTING HAS THE SAME EFFECT AS VOTING “AGAINST” THE PLAN OF CONVERSIONAND “AGAINST” THE CHARITABLE FOUNDATION. PLEASE VOTE ALL PROXY CARDS RECEIVED. Toppan Merrill - CSB Financial Inc. S-1 Marketing Materials ED | 121162 | 11-Mar-26 21:47 | 26-6255-1.dc PS | Sequence: 2 CHKSUM Content: 99097 Layout: 62956 Graphics: 7744 CLEAN JOB: 26-6255-1 CYCLE#;BL#: 6; 0 TRIM: 8.50" x 11.00" AS: New York: 212-620-5600 COLORS: Black, Cyan, New Color Swatch, Yellow, ~note color GRAPHICS: Tickmark_4c_icon.eps, Tickmark_4c_icon.eps

FOR AGAINST CSB-BRANCH S FOLD AND DETACH THE PROXY CARD HERE S Signature: ____________________________________________________________ Date: ___________________, 2026 NOTE: Only one signature is required in the case of a joint account. Please sign exactly as your name appears on this proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. Corporations or partnership proxies should be signed by an authorized officer. This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted “FOR” the proposals if signed and dated. If any other business is presented at the Special Meeting of Members or any adjournment thereof, including whether or not to adjourn the Special Meeting, this proxy will be voted by the board of directors in its best judgment. At the present time, the board of directors knows of no other business to be presented at the Special Meeting. The undersigned acknowledges receipt from Community Savings Bank, before the execution of this proxy, of both Notice of the Special Meeting of Members and a Proxy Statement for the Special Meeting. NAME NAME/ADDRESS ADDRESS CITY STATE ZIP 1. The approval of a Plan of Conversion whereby Community Savings Bank will convert from the mutual form of organization to the stock form of organization and will become the wholly owned subsidiary of a new stock holding company to be known as CSB Financial Inc., as described in more detail in the accompanying proxy statement. ✔ Please vote by marking one of the boxes as shown. REVOCABLE PROXY FOR AGAINST 2. The approval of the establishment and funding of the charitable foundation. Toppan Merrill - CSB Financial Inc. S-1 Marketing Materials ED | 121162 | 11-Mar-26 21:47 | 26-6255-1.de PC | Sequence: 1 CHKSUM Content: 92071 Layout: 42455 Graphics: 0 CLEAN JOB: 26-6255-1 CYCLE#;BL#: 6; 0 TRIM: 8.50" x 11.00" AS: New York: 212-620-5600 COLORS: Black, ~note color GRAPHICS: none

CSB-BRANCH S FOLD AND DETACH THE PROXY CARD HERE S REVOCABLE PROXY COMMUNITY SAVINGS BANK SPECIAL MEETING OF MEMBERS TO BE HELD ON [MEETING DATE] THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF COMMUNITY SAVINGS BANKFOR USE AT THE SPECIAL MEETING OF MEMBERS TO BE HELD ON [MEETING DATE] , EASTERN TIME, AND ANY ADJOURNMENTS OR POSTPONEMENTS OF THE SPECIAL MEETING, FOR THE PURPOSES SET FORTH IN THE ACCOMPANYING NOTICE OF SPECIAL MEETING. YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE PLAN OF CONVERSION AND “FOR” APPROVAL OF THE CHARITABLE FOUNDATION. The above-signed being a member of Community Savings Bankhereby authorizes the full Board of Directors, and each of them, with full powers of substitution, to represent the above-signed at the Special Meeting of Members to be held on [meeting date] , at [meeting time] , Eastern Time, at the main office of Community Savings Bank , located at 503 West Plane Street , Bethel , Ohio, and at any adjournment or postponement of the Special Meeting, to act with respect to all votes that the undersigned would be entitled to cast if then personally present, as set forth above. Any member giving a proxy may revoke it at any time before it is voted by delivering to the Secretary of Community Savings Bankeither a written revocation of the proxy, by giving a duly executed proxy bearing a later date, by voting via the Internet or telephone at a later date, or by voting in person at the Meeting. (CONTINUED ON REVERSE SIDE) Toppan Merrill - CSB Financial Inc. S-1 Marketing Materials ED | 121162 | 11-Mar-26 21:47 | 26-6255-1.ga PC | Sequence: 1 CHKSUM Content: 62967 Layout: 33808 Graphics: 0 CLEAN JOB: 26-6255-1 CYCLE#;BL#: 6; 0 TRIM: 8.50" x 11.00" AS: New York: 212-620-5600 COLORS: Black, ~note color GRAPHICS: none

CSB-QA Questions & Answers about our conversion and stock offering Toppan Merrill - CSB Financial Inc. S-1 Marketing Materials ED | 121162 | 11-Mar-26 21:47 | 26-6255-1.ha QA | Sequence: 1 CHKSUM Content: 61898 Layout: 95957 Graphics: 7744 CLEAN JOB: 26-6255-1 CYCLE#;BL#: 6; 0 TRIM: 8.00" x 10.00" AS: New York: 212-620-5600 COLORS: Black, Cyan, Light Green, Yellow, ~note color GRAPHICS: csb_financial_4c_logo.eps, community_savings_4c_logo.eps

This pamphlet answers questions about the conversion and stock offering. Investing in shares of common stock involves certain risks. Before making an investment decision, please read the enclosed Prospectus carefully, including the “Risk Factors” section. CSB Financial Inc.is offering shares of its common stock for sale on a best efforts basis in connection with the conversion of Community Savings Bankfrom the mutual to the stock form of organization. GENERAL — THE CONVERSION Our board of directors has unanimously determined that the conversion is in the best interests of Community Savings Bank , our customers and the communities we serve. Q. What is the conversion? A. Under our plan of conversion (the “Plan”), Community Savings Bankwill convert from the mutual (meaning no stockholders) to the stock form of ownership, through the sale of shares of CSB Financial Inc.common stock. Upon completion of the conversion, 100% of the common stock of CSB Financial Inc.will be owned by stockholders, and CSB Financial Inc. will own 100% of Community Savings Bank . As part of the Plan, we also intend to establish and fund a charitable foundation. Refer to the Prospectus for further details. Q. What are the reasons for the conversion and offering? A. Our primary reasons for converting and raising additional capital through the offering are to: • increase capital to support future growth and profitability; • retain and attract qualified personnel by establishing stock-based benefit plans for management and employees; and • offer our customers and employees an opportunity to purchase an equity interest in Community Savings Bankby purchasing shares of common stock of CSB Financial Inc. Q. Is Community Savings Bankconsidered “well-capitalized” for regulatory purposes? A. Yes. As of March 31, 2026 , Community Savings Bankwas considered “well-capitalized” for regulatory purposes. Q. Will customers notice any change in Community Savings Bank’sday-to-day activities as a result of the conversion and offering? A. No. It will be business as usual. The conversion is an internal change in our corporate structure. There will be no change to our board of directors, management, and staff as a result of the conversion. Q. Will the conversion and stock offering affect customers’ deposit accounts or loans? A. No. The conversion and stock offering will not affect the balance or terms of deposits or loans, and deposits will continue to be federally insured by the Federal Deposit Insurance Corporation up to the maximum legal limits, without interruption. Deposit accounts will not be converted to stock. THE PROXY VOTE Although we have received conditional regulatory approval, the Plan is also subject to approval by Community Savings Bank’s members , who are the depositors of Community Savings Bank . Q. Why should I vote “FOR” the Plan of Conversion? A. Your vote “FOR” the Plan of Conversion is extremely important to us. The Plan cannot be implemented without the approval of the members of Community Savings Bank. Each Community Savings Bank member as of the close of business on ________, 2026received one or more proxy cards. These packages also included a Proxy Statement describing the Plan of Conversion. Voting does not obligate you to purchase shares of common stock in the stock offering. Q. What happens if I don’t vote? A. Your vote is very important. Without sufficient favorable votes, we cannot complete the conversion and stock offering. Proxy Cards not voted will have the same effect as voting ‘‘Against’’ the Plan of Conversionand “Against” the charitable foundation. Q. How do I vote? A. You may cast your vote immediately by internet or telephone by following the instructions on the proxy card. Internet and telephone voting is available 24 hours a day, and your vote will be recorded immediately. Alternatively, you may mark your vote, sign, date and mail the proxy card(s) in the enclosed proxy reply envelope today. You may also deliver your signed proxy cards to either of Community Savings Bank’s offices during normal banking hours. Regardless of how you choose to cast your vote, please vote today. Not voting has the same effect as voting “Against” the Plan of Conversion. Q. How many votes are available to me? A. Depositors of Community Savings Bank at the close of business on ________, 2026are entitled to one vote for each $100 or fraction thereof on deposit.There is a limit of 1,000 votes per member. Proxy Cards are not imprinted with your number of votes; however, votes will be automatically tallied by computer. Q. Why did I receive more than one Proxy Card? A. If you had more than one deposit accountat Community Savings Bank at the close of business on ________, 2026 , you may have received more than one Proxy Card, depending on the ownership structure of your accounts. There are no duplicate cards — please promptly vote all the Proxy Cards sent to you. Q. More than one name appears on my Proxy Card. Who must sign? A. The name(s) reflect the title of your account(s). Proxy Cards for joint accounts require the signature of only one of the account holders. Proxy Cards for trust or custodian accounts must be signed by the trustee or the custodian, not the listed beneficiary. Toppan Merrill - CSB Financial Inc. S-1 Marketing Materials ED | 121162 | 11-Mar-26 21:47 | 26-6255-1.ha QA | Sequence: 2 CHKSUM Content: 1966 Layout: 72007 Graphics: 0 CLEAN JOB: 26-6255-1 CYCLE#;BL#: 6; 0 TRIM: 8.00" x 10.00" AS: New York: 212-620-5600 COLORS: Black, C=100 M=0 Y=91 K=42, ~note color GRAPHICS: none

THE STOCK OFFERING AND ORDERING SHARES Q. How many shares are being offered and at what price? A. CSB Financial Inc. is offering for sale between 935,000and 1,265,000 shares of common stock (subject to increase to 1,454,750shares) at $10.00 per share. No sales commission will be charged to purchasers. Q. Who is eligible to order stock during the stock offering? A. Pursuant to the Plan, non-transferable rights to subscribe for shares of CSB Financial Inc. common stock in the Subscription Offering have been granted in the following descending order of priority: Priority #1 — Depositors of Community Savings Bank with aggregate balances of $50 or more at the close of business on December 31, 2024 ; Priority #2 — Our tax-qualified employee benefit plans; Priority #3 — Depositors of Community Savings Bank with aggregate balances of $50 or more at the close of business on March 31, 2026 . Priority #4 — Depositors of Community Savings Bank at the close of business on ________, 2026 . Shares not sold in the Subscription Offering may be offered for sale to the public in a Community Offering, with a preference given to natural persons and trusts of natural persons residing in ClermontCounty and HighlandCounty, Ohio. Shares not sold in the Subscription Offering and any Community Offering may be offered for sale to the general public through a Syndicated Community Offering. Q. I am eligible to subscribe for shares of common stock in the Subscription Offering but am not interested in investing. May I allow someone else to use my Stock Order Form to take advantage of my priority as an eligible account holder? A. No. Subscription rights are non-transferable! Only those eligible to subscribe for common stock in the Subscription Offering, as listed above, may subscribe for shares in the Subscription Offering. To preserve subscription rights, the shares may only be registered in the name(s) of eligible account holder(s). On occasion, unscrupulous people attempt to persuade account holders to transfer subscription rights, or to subscribe shares in the offering based on an understanding that the shares will be subsequently transferred to others. Participation in such schemes is against the law and may subject involved parties to prosecution. If you become aware of any such activities, please notify our Stock Information Center promptly so that we can take the necessary steps to protect our eligible account holders’ subscription rights in the Subscription Offering. Q. How may I order shares during the Subscription Offering and any Community Offering? A. Shares can be ordered by completing a Stock Order Form and returning it, with full payment, so that it is received (not postmarked) before the offering deadline. If you are interested in ordering shares of CSB Financial Inc. common stock, complete the enclosed Stock Order Form and return it with full payment. You may return your stock order form and payment by (1) overnight delivery to the address indicated on the stock order form for this purpose; (2) in-person delivery to Community Savings Bank’s main office, located at 503 West Plane Street, Bethel , Ohio; or (3) regular mail using the stock order reply envelope provided. Q. What is the deadline for ordering shares? A. Stock Order Forms and full payment must be received (not postmarked) before 5:00 p.m., Eastern Time, on [subscription end date] . Acceptable methods for delivery of Stock Order Forms are described above. Q. How may I pay for the shares? A. Payment for shares can be remitted in three ways: (1) By personal check, bank check or money order, made payable to CSB Financial Inc.All checks and money orders will be deposited upon receipt. We cannot accept wires or third party checks. (2) By authorized deposit account withdrawal of funds from your Community Savings Bank deposit account(s). The Stock Order Form section titled “Method of Payment — Deposit Account Withdrawal” allows you to list the account number(s) and amount(s) to be withdrawn. Funds designated for direct withdrawal must be in the account(s) at the time the Stock Order Form is received. IRA or other retirement accounts held at Monroe Federal may not be listed for direct withdrawal. See information on retirement accounts below. (3) By cash. Please do not mail cash! Q. Will I earn interest on my funds? A. Yes. If you pay by cash, personal check, bank check or money order, you will earn interest at Community Savings Bank’s statement savings rate, which is subject to change at any time and is currently [INTEREST] % per annum, from the date we receive your order until the completion of the conversion and offering. At that time, you will be issued a check for interest earned on these funds. If you pay for shares by authorizing a withdrawal from your Community Savings Bank deposit account(s), your funds will continue earning interest within the account at the contract rate. The interest will remain in your account(s) when the designated withdrawal is made, upon completion of the conversion and stock offering. Q. Are there limits to how many shares I can order? A. Yes. The minimum order is 25 shares ($250). The maximum number of shares that may be ordered by a person or group of persons exercising subscription rights through a single deposit account held jointly is 17,500 shares ($ 175,000). Additionally, no person or entity, together with any associate or group of persons acting in concert, may order more than 25 ,000 shares ($250 ,000) in all categories of the offering combined. More detail on purchase limits, including the definition of “associate” and “acting in concert”, can be found in the Prospectus section entitled “The Conversion and Stock Offering — Limitations on Common Stock Purchases”. Toppan Merrill - CSB Financial Inc. S-1 Marketing Materials ED | 121162 | 11-Mar-26 21:47 | 26-6255-1.ha QA | Sequence: 3 CHKSUM Content: 94168 Layout: 68555 Graphics: 0 CLEAN JOB: 26-6255-1 CYCLE#;BL#: 6; 0 TRIM: 8.00" x 10.00" AS: New York: 212-620-5600 COLORS: Black, C=100 M=0 Y=91 K=42, ~note color GRAPHICS: none

Q. May I use my Community Savings Bank individual retirement account (“IRA”) to order shares? A. It’s possible to use funds currently held in retirement accounts with Community Savings Bank. However, before you place your stock order, the funds you wish to use must be transferred to a self-directed retirement account maintained by an independent trustee or custodian, such as a brokerage firm. If you are interested in using IRA or any other retirement funds held at Community Savings Bank or elsewhere, please call our Stock Information Center for guidance as soon as possible but in no event later than two weeks before the [subscription end date] offering deadline. Your ability to use such funds may depend on time constraints, because this type of purchase requires additional processing time, and may be subject to limitations imposed by the institution where the funds are held. Q. May I use a loan from Community Savings Bank to order shares? A. No. Community Savings Bank, by regulation, may not extend a loan to order common stock in the stock offering. Similarly, you may not use existing Community Savings Bank line of credit checks to order stock in the stock offering. Q. May I change my mind after I place an order to subscribe for stock? A. No. After receipt, your executed Stock Order Form cannot be modified or revoked without our consent or unless the stock offering is terminated or is extended beyond [final expiration]or the number of shares of common stock offered for sale is increased to more than 1,454,750shares or decreased to less than 935,000 shares. Q. Are directors and executive officers of Monroe Federal planning to purchase stock? A. Yes! Directors and executive officers, together with their associates, are expected to subscribe for an aggregate of 91,500 shares ($ 915,000 ) or approximately 9.8% of the shares to be sold in the offering at the minimum of the offering range. Q. Will the common stock be insured? A. No. Like any common stock, CSB Financial Inc. ’s common stock will not be insured by the Federal Deposit Insurance Corporation or any other government agency. Q. Will dividends be paid on the stock? A. Following completion of the conversion and stock offering, CSB Financial Inc. ’s board of directors will have the authority to declare dividends on the common stock. However, no decision has been made with respect to the payment of dividends. The payment and amount of any dividend payments will depend upon a number of factors, including the following: regulatory capital requirements; our financial condition and results of operations; tax considerations; statutory and regulatory limitations; and general economic conditions. Q. Where will the shares of CSB Financial Inc.trade? A. We expect our common stock to be quoted on the OTCQB Market operated by the OTC Markets Group upon completion of the conversion and stock offering. Once the shares have begun trading, you may contact a firm that offers investment services in order to buy or sell shares. Q. If I purchase shares during the stock offering, when will I receive my shares? A. All shares of CSB Financial Inc.common stock sold in the stock offering will be issued in book-entry form on the books of our transfer agent, through the Direct Registration System. Paper stock certificates will not be issued. As soon as practicable after completion of the stock offering, our transfer agent will send, by first class mail, a statement reflecting your stock ownership. WHERE TO GET MORE INFORMATION Q. How can I get more information? A. For more information, refer to the enclosed Prospectus or call our Stock Information Center, at ________, from 9:00a.m. to 5:00 p.m., Eastern Time, Monday through Friday. The Stock Information Center will be closed on bank holidays. This brochure is neither an offer to sell nor a solicitation of an offer to buy shares of common stock. The offer is made only by the Prospectus when accompanied by a stock order form. The shares of common stock being offered by the Prospectus are not deposits or savings accounts and are not insured by the Federal Deposit Insurance Corporation or any other government agency. Toppan Merrill - CSB Financial Inc. S-1 Marketing Materials ED | 121162 | 11-Mar-26 21:47 | 26-6255-1.ha QA | Sequence: 4 CHKSUM Content: 65538 Layout: 94327 Graphics: 0 CLEAN JOB: 26-6255-1 CYCLE#;BL#: 6; 0 TRIM: 8.00" x 10.00" AS: New York: 212-620-5600 COLORS: Black, C=100 M=0 Y=91 K=42, ~note color GRAPHICS: none

CSB-PF IMPORTANT NOTICE This Package Includes Proxy Card(s) Requiring Your Prompt Vote. If More than One Proxy Card is Enclosed, Please Vote Each Card. There are no Duplicate Cards! THANK YOU! Toppan Merrill - CSB Financial Inc. S-1 Marketing Materials ED | 121162 | 11-Mar-26 21:47 | 26-6255-1.hc Flyer | Sequence: 1 CHKSUM Content: 44181 Layout: 27903 Graphics: 81168 CLEAN JOB: 26-6255-1 CYCLE#;BL#: 6; 0 TRIM: 7.50" x 7.50" AS: New York: 212-620-5600 COLORS: Black, Cyan, Light Green, PANTONE 300 C, Yellow, ~note color GRAPHICS: Your_Vote_Count_4c_logo.eps

CSB-PG1 Dear Valued Depositor, As a follow-up to our recent mailing regarding our Plan of Conversion (the “Plan”) and related common stock offering of CSB Financial Inc., WE URGE YOU TO VOTE ALL OF YOUR PROXY CARDS TODAY. If you have already voted your proxy card(s) from our initial outreach, thank you! You do not need to vote again and can disregard this mailing. If you are not sure you voted all of your proxy cards, we have enclosed a duplicate card. Please note that you may have received more than one proxy card and/or more than one mailing depending on the structure of your accounts. If you are unsure if you have voted all your eligible accounts, please vote all the cards provided. The tabulation system will not double count your votes. The easiest and most cost-effective way to vote is online at mfsl.laurelhill.com. Have your unique control numbers handy from the provided proxy card(s). You will be prompted to enter the control number(s) to vote. You may also vote by phone by calling (844) 254-8899, or by mailing in your paper cards with the supplied business reply envelope. Lastly, you may return your signed proxy cards in-person to either of Community Savings Bank’s offi ces during normal business hours. Please be assured that our implementation of the Plan will not affect your accounts, FDIC insurance, or how you access services from Community Savings Bank. Only our corporate structure will change. Your account numbers and account statements will remain the same, and you’ll still work with the same friendly staff you know at the same branch locations. Further, we will continue to offer the same products and extensive range of services you have come to expect. If you have any questions about voting or other matters related to the Plan or the stock offering, please call our Information Center at __________. We appreciate your support and encourage you to vote “FOR” approval of the Plan and “FOR” approval of the charitable foundation. Please understand that not voting has the same effect as voting “Against” the approval of the Planand “Against” the charitable foundation. Thank you for your continued support of Community Savings Bank. Sincerely, John E. Essen President and CEO Toppan Merrill - CSB Financial Inc. S-1 Marketing Materials ED | 121162 | 11-Mar-26 21:47 | 26-6255-1.he PG | Sequence: 1 CHKSUM Content: 58676 Layout: 31934 Graphics: 81168 CLEAN JOB: 26-6255-1 CYCLE#;BL#: 6; 0 TRIM: 8.50" x 11.00" AS: New York: 212-620-5600 COLORS: Black, Cyan, Yellow, ~note color GRAPHICS: community_savings_4c_logo.eps

CSB-PG2 PLEASE VOTE THE ENCLOSED PROXY CARD! If you have not yet voted the Proxy Card(s) we recently mailed to you, please vote the enclosed replacement Proxy Card. YOU MAY CAST YOUR VOTE IMMEDIATELY BY FOLLOWING THE PHONE OR INTERNET VOTING INSTRUCTIONS ON THE PROXY CARD. You may also vote by mail using the enclosed envelope. Lastly, you may deliver your signed proxy card to either of Community Savings Bank’s offices during normal business hours. PLEASE JOIN YOUR BOARD OF DIRECTORS IN VOTING “FOR” THE PLAN OF CONVERSION AND “FOR” THE CHARITABLE FOUNDATION. NOT VOTING HAS THE SAME EFFECT AS VOTING “AGAINST” THE PLANAND “AGAINST” THE CHARITABLE FOUNDATION. Voting does not obligate you to purchase common stock during the stock offering. Deposit accounts will NOT be converted to common stock. The conversion will change our form of corporate organization, but will not result in changes to our staff, management or your deposit accounts or loans at Community Savings Bank. If you receive more than one of these reminder mailings, please vote each Proxy Card received. QUESTIONS? Please call our Information Center at __________, from 9:00 a.m. to 5:00 p.m., Eastern Time, Monday through Friday, except bank holidays. Toppan Merrill - CSB Financial Inc. S-1 Marketing Materials ED | 121162 | 11-Mar-26 21:47 | 26-6255-1.he PG | Sequence: 2 CHKSUM Content: 25019 Layout: 76739 Graphics: 0 CLEAN JOB: 26-6255-1 CYCLE#;BL#: 6; 0 TRIM: 8.50" x 11.00" AS: New York: 212-620-5600 COLORS: Black, ~note color GRAPHICS: none